The Atlas Portfolio BuilderSM Variable Annuity	Transamerica Preferred AdvantageSM Variable Annuity
Transamerica Traditions Variable Annuity	Huntington Allstar SelectSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Retirement Builder Variable Annuity Account

Supplement dated February 5, 2021

to the

Prospectus dated May 1, 2007

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. Any terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.

Effective on the close of business on March 31, 2021 (the “Existing Business Suspension Date”), the following benefits will no longer be available for election by existing policy owners.

●	Beneficiary Earnings Enhancement*
●	Beneficiary Earnings Enhancement Extra II*

In order to elect any of the above benefits prior to the Existing Business Suspension Date, the applicable Rider Election form must be signed and received, in good order, by March 31, 2021 or earlier.

*The Beneficiary Earnings Enhancement and Beneficiary Earnings Enhancement Extra II riders will continue to be available upon Spousal Continuation if the spouse is eligible to continue the policy and the spouse re-elects the rider at the time of the Death Claim.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.